Exhibit 10.3



                       [RIGHTS OFFERING SPONSOR AGREEMENT]




                                  June 23, 2005



WS Textile Co., Inc
767 Fifth Avenue
New York, New York 10153
Attention:


Ladies and Gentlemen:

           We refer to the Asset Purchase Agreement dated June 23, 2005 (the "Agreement") among WS Textile Co., Inc., New Textile One, Inc., New Textile Two, Inc, Textile Co., Inc., WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc. and J.P. Stevens Enterprises, Inc. All capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Agreement.

           American Real Estate Holdings Limited Partnership ("AREH") hereby advises you of its commitment to purchase through a direct or indirect subsidiary, at the Exercise Price (as defined in Exhibit C to the APA) a number of shares of Parent Common Stock equal to that number of shares of Parent Common Stock with respect to which Subscription Rights have not been exercised by the Expiration Date (as defined in Exhibit C to the APA). The commitment to purchase the Parent Common Stock is subject to the Closing under the Agreement.

           AREH acknowledges that the Company is an express third party beneficiary of this commitment with rights to enforce the provisions of this commitment letter as if it were a party hereto.

           This commitment letter may not be amended or waived except by an instrument signed by all of the parties hereto. This commitment letter shall be governed by and construed in accordance with the laws of the State of New York without regard to it's conflicts of laws provisions.

           If the foregoing accurately reflects our agreement, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof.

                                          Very truly yours,

                                          American Real Estate Holdings
                                              Limited Partnership
                                          By: American Property Investors, Inc.,
                                                 general partner


                                              By: /s/ Jon F. Weber
                                                  ------------------------------
                                                  Jon F. Weber, President


Accepted and Agreed to as
of the date first written above by:


WS Textile Co., Inc.

By: /s/ Jon F. Weber
    ---------------------------------
    Jon F. Weber, President












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